Exhibit 99.1

1 Management Presentation May 2008

2 This presentation contains forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995) that are based on current expectations, estimates, forecasts and projections, as the case may be, and as such involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation regarding our strategy, future operations, prospects, plans and objectives of management are forward-looking statements. The words “anticipates”, “believes”, “estimates”, “expects”, “intends”, “may”, “plans”, “w ill”, “would”, “could” and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these identifying words. These statements are not guarantees of future performance, and involve risks, uncertainties and assumptions which are difficult to predict. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements w e make. We have included important factors in the cautionary statements included in our Form 10-K for the year ended December 29, 2007, particularly in the “Risk Factors” sections, that we believe could cause actual results or events to differ materially from the forward-looking statements we make and we may update such “Risk Factors” in quarterly reports on Form 10-Q. Other risks, uncertainties and factors, including those discussed under “Risk Factors”, could cause our actual results to differ materially from any forward-looking statements w e make. Our forward-looking statements do no reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments w e may make. The oral statements made in connection with this presentation may include forward-looking statements regarding the Company, including statements about its operations and prospects. Past performance is not necessarily indicative of future results. The Company’s actual results and other circumstances could differ materially from any results or circumstances anticipated in any forward-looking statements as a result of uncertainties described in our Risk Factors. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not assume any obligation to update or revise any forward-looking statements after w e distribute this presentation, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The FGX Advantage

Leading market positions
- #1 in readers, #1 in popular priced sunglasses in rapidly growing markets
- Fragmented competitive landscape with significant switch-out costs

Portfolio of highly recognized brands
- FosterGrant – Second most recognizable eyewear brand according to Women's Wear Daily (#85 of Top 100 Brands in 2007 survey)
- Magnivision – the original reading glass brand

Balanced business model
- Diversified business profile of readers, sunglasses and costume jewelry
- Largest segment (readers) provides over 50% of revenues and is non-seasonal and recession resistant

Low-cost sourcing strategy
- Global outsourcing for over two decades
- 440 bps year over year improvement in gross margins in FY 2007
- 170 bps improvement in gross margins in Q1 2008 vs. Q1 2007

Multiple growth opportunities
- New channels, cross-selling and international expansion
- Strategic optical acquisitions under consideration

Customer service focus
- 2,000 person web enabled field service team
- 50 person merchant team interacting daily with accounts

Experienced management team
- Average senior management experience of over 20 years
- Key marketing executive recently added



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4 Leading Market Positions in Key Product Categories FosterGrant + Magnivision creates leading share in a growing market – 50%+ share in category that grows low double digits Magnivision – the original reading glass brand has #1 market share Foster Grant #1 market share in mass/popular priced sunglasses: estimated to be 20%+ of total market Fragmented competitive landscape with significant switch out costs creating barriers to entry

5 Compelling Industry Trends Favorable demographics for reading glasses with aging baby boomers Increase in LASIK surgery and contact lens usage that correct nearsightedness, thus requiring reading glasses Readers and popular priced sunglasses are less susceptible to fluctuations in discretionary spending Desire for multiple, activity-specific sunglasses Consumer desire for fashion at lower price points Aging U.S. Population 2003 – 2015E Pairs of Sunglasses in Regular Use Source: U.S. Census Bureau Source: Jobs on/VCA data. 100,000 people surveyed. % Growth 2003 to 2015E 55% of consumers own 2+ pairs of sunglasses 12% 10% -1% -1% 6% 16% 7% -4% -13% -4% 18% 38% 55% 61% 27% 3% 20% 11% (20%) (10%) 0% 10% 20% 30% 40% 50% 60% 70% 0-4 5-9 10- 14 15- 19 20- 24 25- 29 30- 34 35- 39 40- 44 45- 49 50- 54 55- 59 60- 64 65- 69 70- 74 75- 79 80+ Total Core Reader’s Market 1 Pair, 46% 2 Pairs, 34% 3 Pairs, 12% 4 Pairs, 4% More than 5 Pairs, 3% 5 Pairs, 2%

6 Portfolio of Highly Recognized, Quality Eyewear Brands #85 on 2007 Women’s Wear Daily Top 100 brand list Only popular priced sunglasses brand that advertises #1 market position in readers Double the market share of the nearest competitor Target younger demographics Sold at premium price points ($50-$170) Expand distribution channel penetration Complements owned brands TM

7 Capitalize on Existing Brand Awareness • Life In Focus campaign launched Fall 2007 • Print ads running in high circulation magazines e.g. Good Housekeeping • Pilot television advertisement planned for fourth quarter 2008 • First brand investment in 20+ years in 2007 • Second year of television advertising began April 2008 • $4mm actual/$7mm measured media spend in 2008 • FSI coupon drops planned for second quarter 2008

8 Latest TV Advertisement

9 Balanced Business Model 2007 Sales by Product Line 2007 Sales by Channel Revenue from diverse product assortment readers, sunglasses and costume jewelry Largest segment - reading glasses - are high margin, stable, non-seasonal Scalable international business Distribution through multiple channels - Expanding penetration through new customers and cross-selling - Mid-tier presents sizeable growth opportunity in all categories

Efficient, Low Cost Sourcing Model Scale Experience Relationships Operating Efficiency 70 million units sourced annually Economies of scale drives pricing leverage Over 25 years of China sourcing experience Operate Logistics office and Quality Control lab in Shenzhen, China Average relationship with top 10 suppliers over 10 years Supplier diversity – none represents over 15% Reduced air freight usage Lower display and tag costs GM improvements (53.8% in Q1‘08 vs. 52.1% in Q1‘07) 10

11 Growth Strategies: a Multi-Pronged Approach Expand Distribution Cross-sell product lines Further penetrate existing customers and channels Expand to new customers and channels Expand Product Offerings Expand fashionable optical products Enhance product features Selective use of licensed brands International Expansion Expand U.K. reading glasses presence Extend existing retail relationships internationally Strategic Acquisitions Utilize platform and management expertise for accretive acquisitions Strong Free Cash Flow and strengthened balance sheet enable acquisitions

12 Significant Barriers to Entry Comprehensive customer management 2,000 person web enabled field service team 50 person merchant team providing collaborative planning, sales analysis and planogram management 20 person logistics and forecast team responsible for achieving 98-99% fill rate Scale advantages Significant upfront investment required for competitive product buyback, fixtures and inventory to enter an account Nationally recognized optical brands Organizational infrastructure required to service national retailers Long term relationships at key retailers Long term contracts with most key accounts Recipient of vendor of the year awards from two leading national retailers

13 Long-Standing Relationships with National Retailers Length of relationship Product Assortment Customer 20+ years 20+ years 18 years 15 years 14 years 13 years 12 years 11 years 11 years Sun, Readers, Jewelry, Frames Sun, Readers Sun, Readers, Jewelry Readers Sun, Readers Sun, Readers, Jewelry Sun, Readers, Jewelry Sun, Readers, Jewelry Readers Penetration in over 57,000 doors worldwide Target 2006 “Partner Award of Excellence” Rite Aid 2007 “Front End Supplier of the Year”

14 Selected Cross-Selling Opportunities by Channel > 50% Between 0% and 50% 0%

FGX INTERNATIONAL

Selected New Business Opportunities by Channel

Channel/Customer	Category Opportunity Reader	Sun	Jewelry
Club			
Sam's Club	✓	✓	n/a
Costco Wholesale	✓	✓	n/a
Grocery / Drug			
Longs Drugs	✓	✓	✓
Winn-Dixie Getting better all the time.	✓	✓	n/a
Variety			
Dollar General	✓	✓	✓
Sporting Goods			
Dick's Sporting Goods	✓	✓	n/a

Channel/Customer	Category Opportunity Reader	Sun	Jewelry
Specialty			
Michaels	✓	n/a	n/a
Office Depot	✓	n/a	n/a
champs	n/a	✓	n/a
Hudson Group	✓	✓	n/a
Mid Tier / Department Stores			
Kohl's expect great things	✓	✓	✓
JCPenney	✓	✓	✓
Dillard's	✓	✓	✓



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16 Recent Change for Wal-Mart Reader Business 70% Wal-Mart Reader Modular Recently lost 5 skus of unbranded opening price point product Represents $8.0 - $10.0 million of annual net sales and EPS of $0.13 - $0.15 This will impact the 2nd half of fiscal 2008 ~$3.0 - $4.0 million of net sales and EPS of $0.06 - $0.07 Branded product Service Fixtures Why this won’t happen with other customers Long-term contracts Fashion and design element Direct to Store Shipments

17 New Business Update Estimated Channel/Customer New Business Pick Up Annual Revenues Mass Merchants Fashion Reader Panel $2 - 3 million Specialty Sun and Reader Displays $1 Million Sun and Reader Displays $1 Million Reader Displays $4 - 5 Million

18 Improved Capital Structure During 2007 • Enhanced financial flexibility by structuring loan agreement with a $75 million revolving credit facility and a $50 million accordion feature • Interest rate swap - fixed interest rate at 3.2% for $50 million of term loan • Debt balances decreased from $213.6 million at the end of 2006 to $120.3 million at the end of 2007 • Reduced leverage ratio (debt to Adjusted EBITDA(1)) to 2.2 times in 2007. Peak borrowings expected in Q2 2008 • Reduced annual run rate of interest expense from $22(2) million to $7 million for 2008 • Substantial Free Cash Flow for debt reduction, acquisitions, stock buybacks and to fund future growth; currently working $11.5 million stock buyback program (1) A reconciliation of the results “ as reported”, which are in accordance with GAAP, to results “excluding adjustments” or to EBITDA, “EBITDA, excluding adjustments” or “Free Cash Flow”, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. (2)Does not include $2.8 mm charge for earl y extinguishment of debt.

19 Focus on Improving Gross Margin Gross Margin

20 Strong Sales & EBITDA Momentum Annual Net Sales ($ in millions) CAGR 11 % Annual EBITDA(1) CAGR 17% (1) A reconciliation of the results to EBITDA which is a non-GAAP measure is included i n the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business . ($ in millions)

21 Depreciation & Amortization Implications Accounting Considerations Fixture additions in 2007 and 2008 to support growth Above average current and near-term depreciation and amortization expense Fixtures – 2 year depreciation and 4 year average useful life Depreciation and amortization expected to decrease significantly beginning in 2009 CAPEX D&A ($ in millions)

22 Free Cash Flow Per Share (1) (1) Free Cash Flow per share is defined as EBITDA (2) less Capital Expenditures diluted by an estimated 21.5 million shares ( 21.5 million shares were used for all fiscal years above for consistency purposes). (2) A reconciliation of the results to EBITDA and Free Cash Flow, which are non-GAAP measures, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. The Company believes that non-GAAP measures are useful for an understanding of its ongoing business. CAGR 1 2%

23 Historical Financial Performance Summary Income Statement Consolidated Statement of Operations Data Q1 2008 Q1 2007 (in thousands, except per share amounts) Net sales 59,223 $ 61,149 $ Gross profit 31,877 31,837 Gross profit margin 53.8% 52.1% Operating expenses 26,312 23,795 Operating income 5,565 8,042 Interest expense (1,771) (5,498) Income tax expense 1,431 536 Net income 2,184 $ 1,918 $ Diluted earnings per share 0.10 $ 0.13 $ Q1 ‘07 net sales included benefit of Walgreens rollout Operating expense increase was due to depreciation and public company related costs Interest expense reduction was due to debt pay down and refinancing of remaining debt EPS reflects increased share count of 21.5 million shares in Q1‘08

24 Historical Financial Performance Selected Balance Sheet Data and Key Working Capital Metrics DSO improved to 72 days in Q1 2008 from 84 days in Q1 2007 Inventory days improved to 111 days in Q1 2008 from 120 days in Q1 2007 Working Capital improved to $31.7 million in Q1 2008 from $29.8 million in Q1 2007 As of As of Selected Balance Sheet Data March 29, 2008 December 29, 2007 (in thousands) Cash & cash equivalents 4,424 $ 4,567 $ Accounts receivable, net 40,179 53,001 Inventories, net 33,621 33,226 Property, plant & equipment 21,326 21,349 Accounts payable 29,387 27,364 Total Debt 115,396 120,439 Shareholders' equity 18,965 17,333

25 Q2 2008 and Full Year 2008 Outlook (2) Full Year Net Sales Q2 Net Sales Full Year EPS Full Year EBIDTA (1) Q2 EPS Q2 EBIDTA (1) (in millions, except per share amounts) (1) A reconciliation of the results to EBITDA, which is a non-GAAP measure, is included in the Consolidated Statements of Income Data, and related notes thereto, attached to this presentation. T he Company believes that non-GAAP measures are useful for an understanding of its ongoing business. (2) Company guidance for second quarter and full year 2008 as of April 29, 2008.

26 Summary Leading market positions Balanced business model Portfolio of highly recognized brands Low-cost sourcing strategy Scale and experience create barriers to entry Multiple growth opportunities Experienced management team Customer service focus